UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2013

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 Telephone Road, Suite 100

Ventura, California, 93003

(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 28, 2013, Clean Diesel Technologies, Inc. (the “Company”) entered into an Underwriting Agreement with Roth Capital Partners, LLC (the “Underwriter”) relating to a public offering (the “Offering”) of 1,600,000 shares of the Company’s common stock, par value $0.01 per share, together with warrants to purchase up to 800,000 shares of common stock. In addition, the Company granted the Underwriter a 30 day option to purchase up to an additional 240,000 shares of common stock and/or warrants to purchase up to an additional 120,000 shares of common stock to cover overallotments. On June 28, 2013 and July 1, 2013, the Underwriter partially exercised its over-allotment option to purchase an additional 130,000 shares of common stock and warrants to purchase up to an additional 65,000 shares of common stock, respectively.

Effective June 28, 2013, the Company and Underwriter entered into an Amendment No. 1 to the Underwriting Agreement. A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the form of warrant issued to investors in the Offering is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Under the terms of the Underwriting Agreement, the Company agreed to issue warrants to the Underwriter equal in number to 2.0% of the aggregate number of shares of common stock issued in the Offering, including shares issued pursuant to exercise of the Underwriter’s overallotment option, as partial compensation for the Underwriter’s services in connection with the Offering. Each underwriter warrant will have a term of five years from June 28, 2013 and may be exercised on a cashless basis. The underwriter warrants will have an exercise price of $1.25 per share, and are exercisable beginning on December 25, 2013. On July 3, 2013, the Company issued a warrant to the Underwriter to purchase up to 34,600 shares of common stock. The underwriter warrant was issued in a private placement transaction exempt from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving any public offering. The foregoing description of the terms of the underwriter warrant is qualified in its entirety by the form of underwriter warrant which is attached as Exhibit 99.1. to this Current Report on Form 8-K and incorporated herein by reference.

As previously disclosed, on June 28, 2013, the Company entered into letter agreements with Kanis S.A., one of the Company’s principal lenders and largest stockholders, and Derek Gray, a director of the Company. Under their respective agreements, Kanis S.A. agreed to acquire 188,000 shares of common stock for an aggregate purchase price of $234,060 and warrants to purchase up to 94,000 shares of common stock for an aggregate purchase price of $940, and Mr. Gray agreed to acquire 54,347 shares of common stock for an aggregate purchase price of $100,000. The investment by Kanis S.A. reflects conversion into shares of common stock and warrants of premium and interest due on June 30, 2013, pursuant to loans made to the Company. On July 3, 2013, the Company issued to Kanis S.A. warrants to purchase the number of shares at the price set forth above pursuant to the letter agreement with Kanis S.A. The warrants issued to Kanis S.A. may be exercised at any time until July 3, 2018, subject to compliance with the terms and conditions set forth therein, at a price of $1.25 per share. The securities sold to Kanis S.A. and Mr. Gray were issued to non-U.S. persons (as defined in Regulation S of the Securities Act) in offshore transactions in which the Company relied on the exemptions from the registration requirements provided for in Regulation S of the Securities Act. The sales of the securities to Kanis S.A. and Mr. Gray were made without any underwriting discounts or commissions.

The foregoing description of the terms of the warrant issued to Kanis S.A. is qualified in its entirety by a copy of the warrant which is which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On July3, 2013 the Company issued a press release announcing the closing of the Offering. The Company’s press release is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

1.1	Amendment No. 1 to Underwriting Agreement dated June 28, 2013

4.1	Form of Investor Warrant

99.1	Form of Underwriter Warrant

99.2	Warrant issued to Kanis S.A. dated July 3, 2013

99.3	Press Release dated July 3, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

July 3, 2013	By:	/s/ Nikhil A. Mehta
		Name:	Nikhil A. Mehta
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

1.1	Amendment No. 1 to Underwriting Agreement dated June 28, 2013

4.1	Form of Investor Warrant

99.1	Form of Underwriter Warrant

99.2	Form of Warrant issued to Kanis S.A. dated July 3, 2013

99.3	Press Release dated July 3, 2013